SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20579


                          -----------------------



                                  FORM 8-K
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) - December 15, 1994




               UNITED MERCHANTS AND MANUFACTURERS, INC.

          (Exact name of registrant as specified in this charter)



   Delaware                     1-3185                      13-1426280
(State or other              (Commission                  (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation or
organization)


  1650 Palisade Avenue, Teaneck, N.J.                              07666
(Address of principal executive offices)                        (Zip Code)






Registrant's telephone number, including area code:         (201) 837-1700







                             Page 1 of 5 Pages
                         Exhibit Index is on Page 4
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Item 5.  Other Events

    On December 15, 1994, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and which is hereby incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits


(2)       Press Release dated December 15, 1994








































                             Page 2 of 5 Pages

                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.


                          UNITED MERCHANTS AND MANUFACTURERS, INC.



Date:December 27, 1994    By:/s/ Norman R. Forson
                          Name:  Norman R. Forson
                          Title: Senior Vice President and
                                  Controller




































                             Page 3 of 5 Pages